UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

VERIFONE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32465	04-3692546
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2099 Gateway Place, Suite 600

San Jose, CA 95110

(Address of principal executive offices with zip code)

(408) 232-7800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 5, 2011, VeriFone Systems, Inc. (the “Company”) filed a Current Report on Form 8-K reporting that pursuant to the Agreement and Plan of Merger, dated November 17, 2010 (the “Merger Agreement”), among the Company, Hypercom Corporation, a Delaware corporation (“Hypercom”), and Honey Acquisition Co., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), Merger Sub merged with and into Hypercom Corporation on August 4, 2011 with Hypercom continuing as the surviving entity and wholly owned subsidiary of the Company (the “Merger”). This Form 8-K/A is being filed to provide the financial statements of Hypercom and pro forma financial information required by Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Hypercom as of and for the year ended December 31, 2010 and accompanying notes are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited condensed consolidated financial statements of Hypercom as of June 30, 2011 and for the three and six months ended June 30, 2011 and 2010 and accompanying notes are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of VeriFone for the six months ended April 30, 2011 and for the year ended October 31, 2010 giving effect to the acquisition of Hypercom is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated by reference herein.

(d) Exhibits.

The following exhibits are filed as part of this Report on Form 8-K:

2.1	Agreement and Plan of Merger, dated as of November 17, 2010 among Hypercom Corporation, VeriFone Systems, Inc. and Honey Acquisition Co. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request) (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001- 32465) filed on November 19, 2010)

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Historical Consolidated Financial Statements and Related Notes of Hypercom Corporation

99.2	Unaudited Consolidated Financial Statements and Related Notes of Hypercom Corporation for the Three and Six Months Ended June 30, 2011

99.3	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERIFONE SYSTEMS, INC.

Date: August 10, 2011	By:	/s/ Albert Liu
		Name:	Albert Liu
		Title:	EVP, Corporate Development and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of November 17, 2010 among Hypercom Corporation, VeriFone Systems, Inc. and Honey Acquisition Co. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K; a copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request) (incorporated by reference to Exhibit 2.1 of Form 8-K (File No. 001- 32465) filed on November 19, 2010)

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited Historical Consolidated Financial Statements and Related Notes of Hypercom Corporation

99.2	Unaudited Consolidated Financial Statements and Related Notes of Hypercom Corporation for the Three and Six Months Ended June 30, 2011

99.3	Unaudited Pro Forma Condensed Combined Financial Statements and Related Notes